UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)—May 2, 2025
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:		Trading Symbol(s)	Name of exchange on which registered
Common Shares	$0.01 par value per share	AGO	New York Stock Exchange
Assured Guaranty US Holdings Inc. 6.125% Senior Notes due 2028 (and the related guarantee of Registrant)		AGO/28	New York Stock Exchange
Assured Guaranty US Holdings Inc. 3.150% Senior Notes due 2031 (and the related guarantee of Registrant)		AGO/31	New York Stock Exchange
Assured Guaranty US Holdings Inc. 3.600% Senior Notes due 2051 (and the related guarantee of Registrant)		AGO/51	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company convened its annual general meeting of shareholders on May 2, 2025, pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below:

1.    Election of Directors:

Director Nominees	For	Against	Abstain	Broker Non- Votes
Mark C. Batten	43,789,903	52,894	23,674	2,495,995
Francisco L. Borges	42,641,097	1,202,322	23,052	2,495,995
Dominic J. Frederico	43,323,868	519,877	22,726	2,495,995
Bonnie L. Howard	37,792,072	6,038,261	36,138	2,495,995
Thomas W. Jones	38,661,967	5,167,318	37,186	2,495,995
Alan J. Kreczko	43,433,729	407,635	25,107	2,495,995
Yukiko Omura	38,677,118	5,164,675	24,678	2,495,995
Lorin P.T. Radtke	43,722,737	120,681	23,053	2,495,995
Courtney C. Shea	43,720,500	121,141	24,830	2,495,995
Antonio Ursano, Jr.	42,987,973	841,321	37,177	2,495,995

2.    To approve, on an advisory basis, the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non- Votes
35,109,082	8,732,374	25,015	2,495,995

3.    To appoint PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditor for the fiscal year ending December 31, 2025, and to authorize the Board of Directors, acting through its Audit Committee, to set the fees of the independent auditor:

For	Against	Abstain
44,578,651	1,771,067	12,748

4A.    To authorize the Company to vote for directors of the Company’s subsidiary, Assured Guaranty Re Ltd. (“AG Re”):

Director Nominees	For	Against	Abstain	Broker Non- Votes
Robert A. Bailenson	43,798,953	45,472	22,046	2,495,995
Gary F. Burnet	43,799,107	45,642	21,722	2,495,995
Ling Chow	43,761,725	82,154	22,592	2,495,995
Stephen Donnarumma	43,784,133	45,693	36,645	2,495,995
Dominic J. Frederico	43,776,435	67,274	22,762	2,495,995
Darrin G. Futter	43,797,578	45,953	22,940	2,495,995
Jorge A. Gana	43,796,030	45,724	24,717	2,495,995
Holly L. Horn	43,797,510	46,264	22,697	2,495,995
Benjamin G. Rosenblum	43,778,500	65,309	22,662	2,495,995
Walter A. Scott	43,735,026	108,059	23,386	2,495,995

4B.     To authorize the Company to appoint PwC as AG Re’s independent auditor for the fiscal year ending December 31, 2025:

For	Against	Abstain
44,638,415	1,709,453	14,598

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assured Guaranty Ltd.

By:	/s/ Ling Chow
Name: Ling Chow Title: General Counsel
DATE: May 5, 2025

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